                                                                    Exhibit 10.2

                                                                  EXECUTION COPY
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                       GUARANTEE AND COLLATERAL AGREEMENT

                                   dated as of

                               November 30, 2004,

                                      among

                    AFFINIA GROUP INTERMEDIATE HOLDINGS INC.,

                               AFFINIA GROUP INC.,

               each other Subsidiary Loan Party identified herein

                                       and

                           JPMORGAN CHASE BANK, N.A.,

                               as Collateral Agent

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                                TABLE OF CONTENTS



                                    ARTICLE I

                                   Definitions

SECTION 1.01. Credit Agreement...........................................................................1

SECTION 1.02. Other Defined Terms........................................................................1

                                   ARTICLE II

                                    Guarantee

                                   ARTICLE III

                              Pledge of Securities

SECTION 3.04. Certification of Limited Liability Company and

                                   ARTICLE IV

                     Security Interests in Personal Property

                                    ARTICLE V

                                    Remedies

                                   ARTICLE VI

                    Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity and Subrogation.................................................................29

SECTION 6.02. Contribution and Subrogation..............................................................29

SECTION 6.03. Subordination.............................................................................29

                                   ARTICLE VII

                                  Miscellaneous



                                    Schedules

Schedule I          Subsidiary Loan Parties
Schedule II         Capital Stock; Debt Securities
Schedule III        Intellectual Property
Schedule IV         Insurance Requirements
Schedule V          Commercial Tort Claims
Schedule VI         Deposit Accounts
Schedule VII        Limited Liability Company Interests to be Certificated
Schedule VIII       Enforceability of Security Interests

                                    Exhibits

Exhibit I           Form of Supplement to the Guarantee and Collateral Agreement
Exhibit II          Form of Perfection Certificate

                                    GUARANTEE AND COLLATERAL AGREEMENT dated and
                           effective as of November 30, 2004 (this "Agreement"),
                           among AFFINIA INTERMEDIATE HOLDINGS INC., a Delaware
                           corporation ("Intermediate Holdings"), AFFINIA GROUP
                           INC., a Delaware corporation (the "Borrower"), each
                           other subsidiary of Intermediate Holdings identified
                           on Schedule I (each, a "Subsidiary Loan Party") and
                           JPMORGAN CHASE BANK, N.A., a New York banking
                           corporation ("JPMCB"), as Collateral Agent (in such
                           capacity, the "Collateral Agent") for the Secured
                           Parties (as defined below).

         Reference is made to the Credit Agreement dated as of November 30, 2004
(as amended, supplemented or otherwise modified from time to time, the "Credit
Agreement"), among Intermediate Holdings, the Borrower, the Lenders party thereto (the "Lenders"), JPMCB, as Administrative Agent and Collateral Agent,
Goldman Sachs Credit Partners L.P. and Credit Suisse First Boston, as
Co-Syndication Agents, and Deutsche Bank AG, Cayman Islands Branch and UBS
Securities LLC, as Co-Documentation Agents. The Lenders have agreed to extend credit to the Borrower subject to the terms and conditions set forth in the
Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this
Agreement. Intermediate Holdings and the Subsidiary Loan Parties are affiliates of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit.
Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this
Agreement and not otherwise defined herein have the meanings specified in the
Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified therein.

         (b) The rules of construction specified in Section 1.03 of the Credit
Agreement also apply to this Agreement.

         SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

         "Account Debtor" means any Person who is or who may become obligated to any Guarantor under, with respect to or on account of an Account.

         "Article 9 Collateral" has the meaning assigned to such term in Section
4.01.

                                                                               2

         "Cash Account" means (i) a deposit account for which a Lender is the depositary, (ii) a deposit account with respect to which the applicable
Guarantor has caused the applicable depositary bank to agree to comply with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of such Guarantor or any other Person, pursuant to a deposit account control agreement in form and substance reasonably satisfactory to the
Collateral Agent and the Guarantor or (iii) a deposit account with respect to which the applicable Guarantor has arranged for the Collateral Agent to become the customer of the depositary bank with respect to such deposit account, with such Guarantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such deposit account.

         "Collateral" means Article 9 Collateral and Pledged Collateral.

         "Copyright License" means any written agreement granting any right to any third party under any copyright now or hereafter owned by any Guarantor or that such Guarantor otherwise has the right to license, or granting any right to any Guarantor under any copyright now or hereafter owned by any third party, and all rights of such Guarantor under any such agreement.

         "Copyrights" means all of the following: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the
United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the
United States Copyright Office, including those listed on Schedule III.

         "Credit Agreement" has the meaning assigned to such term in the preliminary statement of this Agreement.

         "Excepted Receivables Accounts" means the receivables collection accounts (including the lockboxes relating thereto) maintained on the Effective
Date and identified on Schedule VI as the "Excepted Receivables Accounts".

         "Federal Securities Laws" has the meaning assigned to such term in
Section 5.04.

         "General Intangibles" means all "General Intangibles" as defined in the
New York UCC, including all choses in action and causes of action and all other intangible personal property of every kind and nature (other than Accounts) now owned or hereafter acquired by any Guarantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Guarantor to secure payment by an
Account Debtor of any of the Accounts.

                                                                               3

         "Guarantors" means Intermediate Holdings, the Borrower and the
Subsidiary Loan Parties.

         "Instrument" has the meaning specified in Article 9 of the New York
UCC.

         "Intellectual Property" means all intellectual property of every kind and nature now owned or hereafter acquired by any Guarantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

         "License" means any Patent License, Trademark License, Copyright
License or other license or sublicense agreement to which any Guarantor is a party, including those listed on Schedule III.

         "Loan Document Obligations" means (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Credit Agreement in respect of any Letter of
Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral, and (iii) all other monetary obligations of the
Borrower to any of the Secured Parties under the Credit Agreement and each other
Loan Document, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b)
the due and punctual performance of all other obligations of the Borrower under or pursuant to the Credit Agreement and each other Loan Document, and (c) the due and punctual payment and performance in full of all the obligations of each other Loan Party under or pursuant to this Agreement and each other Loan
Document.

         "New York UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

         "Obligations" means (a) Loan Document Obligations, (b) the due and punctual payment and performance in full of all obligations of each Loan Party under each Swap Agreement that (i) is in effect on the Effective Date with a counterparty that is

                                                                               4

a Lender or an Affiliate of a Lender as of the Effective Date or (ii) is entered into after the Effective Date with any counterparty that is a Lender or an
Affiliate of a Lender at the time such Swap Agreement is entered into and (c)
the due and punctual payment and performance of all obligations in respect of overdrafts and related liabilities owed to any Lenders or an Affiliate of any
Lender and arising from treasury, depositary and cash management services or in connection with any automated clearinghouse transfers of funds.

         "Patent License" means any written agreement granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Guarantor or that any Guarantor otherwise has the right to license, is in existence, or granting to any Guarantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Guarantor under any such agreement.

         "Patents" means all of the following: (a) all letters patent of the
United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United
States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark
Office or any similar offices in any other country, including those listed on
Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

         "Perfection Certificate" means a certificate substantially in the form of Exhibit II, or any other form approved by the Collateral Agent, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Borrower.

         "Pledged Collateral" has the meaning assigned to such term in Section
3.01.

         "Pledged Debt Securities" has the meaning assigned to such term in
Section 3.01.

         "Pledged NSULC Stock" means all Pledged Stock of a Person that is a
Nova Scotia unlimited company, now owned or hereafter acquired by a Guarantor.

         "Pledged Securities" means any promissory notes, stock certificates, certificates evidencing limited partnership interests or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged
Collateral.

         "Pledged Stock" has the meaning assigned to such term in Section 3.01.

         "Proceeds" has the meaning specified in Section 9-102 of the New York
UCC.

                                                                               5

         "Secured Parties" means (a) the Lenders (and any Affiliate of a Lender to which any obligation referred to in clause (c) of the definition of the term
"Obligations" is owed), (b) the Collateral Agent, (c) the Administrative Agent,
(d) each Issuing Bank, (e) each counterparty to any Swap Agreement with a Loan
Party the obligations under which constitute Obligations, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan
Document and (g) the successors and assigns of each of the foregoing.

         "Security Interest" has the meaning assigned to such term in Section
4.01.

         "Subsidiary Loan Parties" has the meaning assigned to such term in the preliminary statement of this Agreement.

         "Trademark License" means any written agreement granting to any third party any right to use any trademark now or hereafter owned by any Guarantor or that any Guarantor otherwise has the right to license, or granting to any
Guarantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Guarantor under any such agreement.

         "Trademarks" means all of the following: (a) all trademarks, service marks, trade names, domain names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United
States Patent and Trademark Office or any similar offices in any State of the
United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

                                   ARTICLE II

                                    Guarantee

         SECTION 2.01. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the
Obligations. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension, renewal, amendment or modification of any
Obligation. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any Obligation, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

         SECTION 2.02. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of

                                                                               6

collection, and waives any right to require that any resort be had by the
Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the
Borrower or any other Person.

         SECTION 2.03. No Limitations. (a) Except for termination of a
Guarantor's obligations hereunder as expressly provided in Section 7.13, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of, impairment of or failure to perfect any Lien held by the Collateral Agent or any other Secured
Party for the payment and performance of the Obligations or any of them; (iv)
any default, failure or delay, wilful or otherwise, in the performance of the
Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations). Each Guarantor expressly authorizes the Secured Parties (i) to take and hold security for the payment and performance of the Obligations, (ii) to exchange, waive or release any or all such security (with or without consideration), (iii) to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or (iv) to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

         (b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan
Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each
Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or

                                                                               7

other right or remedy of such Guarantor against the Borrower or any other Loan
Party, as applicable, or any security.

         SECTION 2.04. Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

         SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any
Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Collateral
Agent as provided above, all rights of such Guarantor against the Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

         SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's and each other Loan
Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

                                   ARTICLE III

                              Pledge of Securities

         SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Guarantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Guarantor's right, title and interest in, to and under (a) the shares of capital stock and other Equity Interests owned by it and listed on Schedule II and any other Equity Interests obtained after the
Effective Date by such Guarantor and the certificates representing all such
Equity Interests (the "Pledged Stock"); provided that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding voting Equity
Interests of any Foreign Subsidiary, (ii) to the extent applicable law requires that a Subsidiary of such Guarantor issue directors' qualifying shares, such shares or nominee or other similar shares, (iii) any Equity Interests owned by a
Guarantor on the Effective Date to the extent that, and for so

                                                                               8

long as, such a pledge of such Equity Interests would violate a contractual obligation binding on such Equity Interests and in effect on the Effective Date
(in each case, only to the extent that such contractual obligations are effective under applicable law), (iv) any Equity Interests acquired by a
Guarantor after the Effective Date to the extent that, and for so long as, (A) a pledge of such Equity Interests would violate applicable law or any contractual obligation binding upon such Equity Interests and (B) such law or obligation existed at the time of the acquisition thereof and was not created or made binding upon such Equity Interests in contemplation of or in connection with the acquisition of such Equity Interests or (v) any Equity Interests of a person that is not a Subsidiary; (b)(i) the debt securities listed opposite the name of such Guarantor on Schedule II, (ii) any debt securities issued after the
Effective Date to such Guarantor and (iii) the promissory notes and any other instruments evidencing such debt securities (the "Pledged Debt Securities"); (c)
all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 3.01; (d) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a), (b) and (c)
above; (e) subject to Section 3.06, all rights and privileges of such Guarantor with respect to the securities and other property referred to in clauses (a),
(b), (c) and (d) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "Pledged Collateral").

         TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

         SECTION 3.02. Delivery of the Pledged Collateral. (a) Each Guarantor
agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities; provided that, with respect to promissory notes or other instruments evidencing Indebtedness, such promissory notes or instruments are required to be delivered pursuant to paragraph (b) of this Section 3.02.

         (b) Each Guarantor will cause any Indebtedness for borrowed money (i)
in the case of Indebtedness owed to such Guarantor by any Person other than
Intermediate Holdings, the Borrower or a Subsidiary, in principal amount in excess of $1,500,000 and (ii) in the case of Indebtedness owed to such Guarantor by Intermediate Holdings, the Borrower or a Subsidiary, in any principal amount, in each case to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms hereof.

         (c) Upon delivery to the Collateral Agent, (i) any Pledged Securities required to be delivered to the Collateral Agent pursuant to the foregoing paragraphs (a) and (b) of this Section 3.02 shall be accompanied by undated stock powers duly executed in blank or other undated instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied

                                                                               9

by proper instruments of assignment duly executed by the applicable Guarantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule
II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities.
Each schedule so delivered shall supplement any prior schedules so delivered.

         SECTION 3.03. Representations, Warranties and Covenants. The Guarantors
jointly and severally represent, warrant and covenant to and with the Collateral
Agent, for the ratable benefit of the Secured Parties, that:

          (a) Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes or instruments evidencing Indebtedness required to be pledged hereunder in order to satisfy the Collateral and
    Guarantee Requirement;

         (b) the Pledged Stock and Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a person that is not a Subsidiary of
    Intermediate Holdings or an Affiliate of any such Subsidiary, to the best of each Guarantor's knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities (solely with respect to Pledged Debt Securities issued by a person that is not a
    Subsidiary of Intermediate Holdings or an Affiliate of any such Subsidiary, to the best of each Guarantor's knowledge), are legal, valid and binding obligations of the issuers thereof;

         (c) except for the security interests granted hereunder, each of the
    Guarantors (i) is and, subject to any transfers made in compliance with the
    Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such
    Guarantor, (ii) holds the same free and clear of all Liens, other than Liens created by any Loan Document, Liens permitted by Section 6.02 of the Credit
    Agreement, Permitted Encumbrances and transfers made in compliance with the
    Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other
    Lien on, the Pledged Collateral, other than Liens created by any Loan
    Document, Liens permitted by Section 6.02 of the Credit Agreement, Permitted
    Encumbrances and transfers made in compliance with the Credit Agreement, and
    (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Liens created by any Loan document, Liens permitted by Section 6.02 of the Credit Agreement and Permitted
    Encumbrances), however arising, of all Persons whomsoever;

                                                                              10

         (d) except for restrictions and limitations imposed by the Loan
    Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged
    Collateral is or will be subject to any option, right of first refusal, shareholders' agreement, limited partnership agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

         (e) each of the Guarantors has the power and authority to pledge the
    Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

         (f) no consent or approval of any domestic Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

         (g) except as set forth on Schedule VIII, by virtue of the execution and delivery by the Guarantors of this Agreement, when any Pledged
    Securities are delivered to the Collateral Agent in accordance with this
    Agreement, the Collateral Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations;

         (h) the pledge effected hereby is effective to vest in the Collateral
    Agent, for the ratable benefit of the Secured Parties, the rights of the
    Collateral Agent in the Pledged Collateral as set forth herein; and

         (i) Schedule VI correctly sets forth all deposits accounts held by any
    Guarantor as of the Effective Date.

         SECTION 3.04. Certification of Limited Liability Company and Limited
Partnership Interests. Each interest in any limited liability company or limited partnership controlled by any Guarantor and pledged hereunder shall be represented by a certificate, shall be a "security" within the meaning of
Article 8 of the New York UCC and shall be governed by Article 8 of the New York
UCC; provided, however, that in the case of (a) the limited liability company interests set forth on Schedule VII, the Borrower shall cause such interests to be represented by a certificate, to be a "security" within the meaning of
Article 8 of the New York UCC and to be governed by Article 8 of the New York
UCC, in each case not later than 20 Business Days after the Effective Date and
(b) any limited liability company or limited partnership that, in either case, is formed or acquired by a Guarantor after the Effective Date, the Borrower shall cause interests in such limited liability company or limited partnership to be represented by a certificate, to be a "security" within the meaning of
Article 8 of the New York UCC and to be governed

                                                                              11

by Article 8 of the New York UCC, in each case not later than 20 Business Days after the date of formation or acquisition thereof, as applicable.

         SECTION 3.05. Registration in Nominee Name; Denominations. The
Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of the applicable Guarantor, endorsed or assigned in blank or in favor of the
Collateral Agent, or if an Event of Default shall have occurred and be continuing, in its own name as pledge or the name of its nominee (as pledgee or as sub-agent). Each Guarantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged
Securities registered in the name of such Guarantor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged
Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Each Guarantor shall use its commercially reasonable efforts to cause any Subsidiary that is not a party to this Agreement to comply with a request by the Collateral Agent, pursuant to this Section 3.05, to exchange certificates representing Pledged Securities of such Subsidiary for certificates of smaller or larger denominations.

         SECTION 3.06. Voting Rights; Dividends and Interest. (a) Unless and
until an Event of Default shall have occurred and be continuing:

         (i) Each Guarantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged
    Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any
    Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement or the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same.

         (ii) The Collateral Agent shall promptly execute and deliver to each
    Guarantor, or cause to be executed and delivered to such Guarantor, all such proxies, powers of attorney and other instruments as such Guarantor may reasonably request for the purpose of enabling such Guarantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

         (iii) Each Guarantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt
    Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of

                                                                              12

    the issuer of any Pledged Securities or received in exchange for Pledged
    Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the
    Pledged Collateral, and, if received by any Guarantor, shall not be commingled by such Guarantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the
    Collateral Agent in the same form as so received (with any necessary endorsement).

         (b) Upon the occurrence and during the continuance of an Event of
Default, after the Collateral Agent shall have notified the Guarantors of the suspension of their rights under paragraph (a)(iii) of this Section 3.06, then all rights of any Guarantor to dividends, interest, principal or other distributions that such Guarantor is authorized to receive pursuant to paragraph
(a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Guarantor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent and the other Secured
Parties, shall be segregated from other property or funds of such Guarantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section
5.02. After all Events of Default have been cured or waived and the Borrower has delivered to the Collateral Agent a certificate to that effect, the Collateral
Agent shall promptly repay to each Guarantor (without interest) all dividends, interest, principal or other distributions that such Guarantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this
Section 3.06 and that remain in such account.

         (c) Upon the occurrence and during the continuance of an Event of
Default, after the Collateral Agent shall have notified the Guarantors of the suspension of their rights under paragraph (a)(i) of this Section 3.06, then all rights of any Guarantor to exercise the voting and other consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section
3.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and other consensual rights and powers;
provided that, unless otherwise directed by the Required Lenders, the Collateral
Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Guarantors to exercise such rights. After all Events of Default have been cured or waived and the Borrower has delivered to the Collateral Agent a certificate to that effect, each
Guarantor shall have the right to exercise the voting and/or consensual rights and powers that such Guarantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

                                                                              13

         (d) Any notice given by the Collateral Agent to the Guarantors suspending their rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if promptly confirmed in writing, (ii) may be given to one or more of the Guarantors at the same or different times and (iii) may suspend the rights of the Guarantors under paragraph (a)(i) or paragraph (a)(iii) of this
Section 3.06 in part without suspending all such rights (as specified by the
Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent's rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

                                   ARTICLE IV

                     Security Interests in Personal Property

         SECTION 4.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Guarantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the
Collateral Agent, its successors and assigns, for the ratable benefit of the
Secured Parties, a security interest (the "Security Interest") in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Guarantor or in which such
Guarantor now has or at any time in the future may acquire any right, title or interest (collectively, the "Article 9 Collateral"):

         (i) all accounts;

        (ii) all cash and deposit accounts;

       (iii) all chattel paper;

        (iv) all documents;

         (v) all equipment;

        (vi) all General Intangibles;

       (vii) all Instruments;

      (viii) all inventory;

        (ix) all investment property;

         (x) all letter-of-credit rights;

        (xi) all commercial tort claims specified on Schedule V;

       (xii) all books and records pertaining to the Article 9 Collateral; and

                                                                              14

      (xiii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security, supporting obligations and guarantees given by any Person with respect to any of the foregoing.

         Notwithstanding anything to the contrary in this Agreement, this
Agreement shall not constitute a grant of a security interest in (a) any vehicle covered by a certificate of title or ownership, (b) any assets (including Equity
Interests) of a Guarantor owned on the Effective Date to the extent that, and for so long as, such grant of a security interest would violate a contractual obligation binding on such asset and in effect on the Effective Date (in each case, only to the extent that such contractual obligations are effective under applicable law), (c) any Equity Interests acquired by a Guarantor after the
Effective Date, to the extent that, and or so long as, (A) such grant of a security interest would violate applicable law or any contractual obligation binding upon such Equity Interests and (B) such law or obligation existed at the time of the acquisition thereof and was not created or made binding upon such
Equity Interests in contemplation of or in connection with the acquisition of such Equity Interests (provided, that the foregoing clause (B) shall not apply in the case of Equity Interests in a Permitted Joint Venture) or (d) any Letter
of Credit Rights to the extent the applicable Guarantor is required by applicable law to apply the proceeds of a drawing of such Letter of Credit for a specified purpose.

         (b) Each Guarantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the
Article 9 Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (a) whether such Guarantor is an organization, the type of organization and any organizational identification number issued to such
Guarantor and (b) in the case of a financing statement filed as a fixture filing or covering Article 9 Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Article 9 Collateral relates. Each Guarantor agrees to provide such information to the Collateral Agent promptly upon request.

         Each Guarantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements (including fixture filings, as applicable) or other appropriate filings, recordings, registrations or amendments thereto if filed prior to the date hereof.

         The Collateral Agent is further authorized to file with the United
States Patent and Trademark Office or United States Copyright Office (or any
successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each
Guarantor, without the signature of any Guarantor, and naming any Guarantor or the Guarantors as debtors and the Collateral Agent as secured party.

                                                                              15

         (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Guarantor with respect to or arising out of the Collateral.

         SECTION 4.02. Representations and Warranties. The Guarantors jointly and severally represent and warrant to the Collateral Agent and the Secured
Parties that:

         (a) Each Guarantor has good and valid rights in and title to the
Article 9 Collateral with respect to which it has purported to grant a Security
Interest hereunder and has full power and authority to grant to the Collateral
Agent the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained and is in full force and effect.

         (b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of each Guarantor, is correct and complete as of the Effective Date. The Uniform
Commercial Code financing statements (including fixture filings, as applicable)
or other appropriate filings, recordings or registrations prepared by the
Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 2 to the Perfection Certificate (or specified by notice from the Borrower to the Collateral Agent after the Effective Date in the case of filings, recordings or registrations required by Section 5.13 of the
Credit Agreement), are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in
Article 9 Collateral consisting of United States Patents, United States registered Trademarks and United States registered Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent
(for the ratable benefit of the Secured Parties) in respect of all Article 9
Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Guarantor represents and warrants that a fully executed agreement in the form hereof (or a fully executed short form agreement in form and substance reasonably satisfactory to the Collateral Agent) and containing a description of all United States Patents and United States
Trademarks (in each case as are registered with the United States Patent and
Trademark Office or for which an application has been filed) shall have been delivered within three months after execution of this Agreement and a description of all United States registered Copyrights within one month after the execution of this Agreement with respect to United States registered
Copyrights to the Collateral Agent for recording with the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35
U.S.C. ss. 261, 15 U.S.C. ss. 1060 or 17 U.S.C. ss. 205 and the regulations thereunder, as applicable to protect the validity of and to establish a legal, valid and

                                                                              16

perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all such United States Patents,
United States Trademarks (in each case as are registered with the United States
Patent and Trademark Office or for which an application has been filed) and
United States registered Copyrights in which a security interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any United States Patents, United States
Trademarks (in each case as are registered with the United States Patent and
Trademark Office or for which an application has been filed) and United States registered Copyrights acquired or developed after the date hereof).

         (c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform
Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of this
Agreement (or the short-form agreement referenced in paragraph (b) above) with the United States Patent and Trademark Office and the United States Copyright
Office, as applicable, within the three-month period (commencing as of the date hereof) pursuant to 35 U.S.C. ss. 261 or 15 U.S.C. ss. 1060 or the one-month period (commencing as of the date hereof) pursuant to 17 U.S.C. ss. 205 and otherwise as may be required pursuant to the laws of any other necessary jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Permitted Encumbrances that have priority as a matter of law and Liens expressly permitted to be prior to the
Security Interest pursuant to Section 6.02 of the Credit Agreement.

         (d) The Article 9 Collateral is owned by the Guarantors free and clear of any Lien, except for Liens expressly permitted pursuant to clause Section
6.02 of the Credit Agreement. None of the Guarantors has filed or consented to the filing of (i) any financing statement or analogous document under the
Uniform Commercial Code or any other applicable laws covering any Article 9
Collateral, (ii) any assignment in which any Guarantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States
Copyright Office or (iii) any assignment in which any Guarantor assigns any
Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for
Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement.

                                                                              17

         (e) None of the Guarantors holds any commercial tort claim individually in excess of $500,000 as of the Effective Date except as indicated on Schedule
V.

         (f) All Accounts have been originated by the Guarantors and all
Inventory has been acquired by the Guarantors in the ordinary course of business.

         SECTION 4.03. Covenants. (a) Each Guarantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the
Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Guarantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Article 9 Collateral. Each
Guarantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name, (ii) in its identify or type of organization or corporate structure, (iii) in its Federal Taxpayer Identification Number or
organizational identification number or (iv) in its jurisdiction of organization. Each Guarantor agrees promptly to provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the immediately preceding sentence. Each Guarantor agrees not to effect or permit any change referred to in the immediately preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Article 9 Collateral, for the ratable benefit of the Secured
Parties. Each Guarantor agrees promptly to notify the Collateral Agent if any material portion of the Article 9 Collateral owned or held by such Guarantor is damaged or destroyed.

         (b) Subject to the rights of such Guarantor under the Loan Documents to dispose of Article 9 Collateral, each Guarantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

         (c) Each Guarantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security
Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable to any Guarantor under or in connection with any of the Article 9 Collateral that is in excess of
$1,000,000 shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the
Collateral Agent.

                                                                              18

         Without limiting the generality of the foregoing, each Guarantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Guarantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may constitute
Copyrights, Licenses, Patents or Trademarks; provided that any Guarantor shall have the right, exercisable within 20 days after it has been notified by the
Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Guarantor hereunder with respect to such Collateral.
Each Guarantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

         (d) After the occurrence and during the continuance of an Event of
Default, the Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, at the Guarantors own cost and expense, to verify under reasonable procedures, in accordance with Section 5.09 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9
Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured
Party.

         (e) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Guarantor fails to do so as required by the Credit Agreement or this Agreement, and each Guarantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided that nothing in this paragraph shall be interpreted as excusing any Guarantor from the performance of, or imposing any obligation on the Collateral Agent or any other Secured Party to cure or perform, any covenants or other promises of any Guarantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth in this Agreement or in the other Loan Documents.

         (f) If at any time any Guarantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, such Guarantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other
Person granting the security interest.

                                                                              19

         (g) Each Guarantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Guarantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the
Secured Parties from and against any and all liability for such performance.

         (h) None of the Guarantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as permitted by the Credit Agreement. None of the Guarantors shall make or permit to be made any transfer of the Article 9 Collateral and each Guarantor shall remain at all times in possession of the Article 9 Collateral owned by it, except that unless and until the Collateral Agent shall notify the Guarantors that an Event of
Default shall have occurred and be continuing and that during the continuance thereof the Guarantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral (which notice may be given by telephone if promptly confirmed in writing), the Guarantors may use and dispose of the Article 9 Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Loan Document.
Without limiting the generality of the foregoing, each Guarantor agrees that it shall not permit any Inventory with a fair value in excess of $1,000,000 to be in the possession or control of any warehouseman, agent, bailee or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and the Guarantor shall have used commercially reasonable efforts to cause such warehouseman, bailee, agent or processor to acknowledge in writing, in form and substance reasonably satisfactory to the
Collateral Agent, that such warehouseman, agent, bailee or processor holds the
Inventory for the benefit of the Collateral Agent subject to the Security
Interest and shall act upon the instructions of the Collateral Agent without further consent from the Guarantor, and that such warehouseman, agent, bailee or processor further agrees to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

         (i) None of the Guarantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, compromises, compoundings, settlements, releases, credits or discounts granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such Guarantor is engaged.

         (j) The Guarantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and
Equipment in accordance with the requirements set forth in Schedule IV hereto and Section 5.07 of the Credit Agreement. Each Guarantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral

                                                                              20

Agent) as such Guarantor's true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Guarantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto.
In the event that any Guarantor at any time or times shall fail to obtain or maintain any of the policies of insurance required under the Credit Agreement or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Guarantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Guarantors to the Collateral Agent and shall be additional Obligations secured hereby.

         (k) Each Guarantor shall maintain, in form and manner reasonably satisfactory to the Collateral Agent, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.

         SECTION 4.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Guarantor agrees, in each case at such Guarantor's own expense, to take the following actions with respect to the following Article
9 Collateral:

         (a) Instruments. If any Guarantor shall at any time hold or acquire any
    Instruments evidencing an amount in excess of $1,000,000, such Guarantor shall forthwith endorse, assign and deliver the same to the Collateral
    Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

         (b) Deposit Accounts. Commencing not later than 60 days after the
    Effective Date, the Guarantors shall cause all of the cash held by the
    Guarantors to be maintained in Cash Accounts, provided that the foregoing requirement shall not apply to (i) cash held in an account that is exclusively used for payroll purposes, (ii) cash held in an Excepted
    Receivables Account and (iii) cash held in other accounts with respect to which the average daily balance on deposit in all such accounts for any calendar month does not exceed $4,000,000. The Collateral Agent agrees with each Guarantor that the Collateral Agent shall not give any such instructions or withhold any withdrawal rights from any Guarantor, with respect to any Cash Account, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal would occur. The
    Guarantors will cause all cash held in the Excepted Receivables Accounts to be swept to a Cash Account at least once every two weeks, provided that at any time after the aggregate amount of proceeds in respect of accounts receivable that are deposited in the Excepted Receivables Account for any calendar month exceeds $8,500,000 (the "Increased Sweep Trigger Event"), the
    Collateral Agent may require the

                                                                              21

    Guarantors to sweep all cash held in the Excepted Receivables Accounts on a more frequent basis, as determined in its reasonable discretion. The
    Guarantors will maintain complete and accurate records (including bank statements) regarding (i) the average daily balance of cash on deposit in each deposit account and (ii) the aggregate amount of proceeds in respect of accounts receivable that are deposited in the Excepted Receivables Accounts for each calendar month and, at the reasonable request of the Collateral
    Agent, will provide such records to the Collateral Agent for inspection. The
    Guarantors will promptly notify the Collateral Agent of the occurrence of the Increased Sweep Trigger Event, provided that such notice may not be given more than 30 days after the end of the calendar month that is the subject of the Increased Sweep Trigger Event.

         (c) Investment Property. Except to the extent otherwise provided in
    Article III, if any Guarantor shall at any time hold or acquire any certificated securities, such Guarantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any securities now or hereafter acquired by any Guarantor are uncertificated and are issued to such Guarantor or its nominee directly by the issuer thereof, upon the Collateral Agent's reasonable request and following the occurrence of an Event of Default, such
    Guarantor shall immediately notify the Collateral Agent thereof and, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Guarantor or such nominee, or (ii) arrange for the
    Collateral Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Guarantor are held by such
    Guarantor or its nominee through a securities intermediary or commodity intermediary, such Guarantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral
    Agent, either (i) cause such securities intermediary or (as the case may be)
    commodity intermediary to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such security entitlements, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the
    Collateral Agent to such commodity intermediary, in each case without further consent of any Guarantor or such nominee, or (ii) in the case of
    Financial Assets or other Investment Property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such investment property, with the Guarantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such investment property. The Collateral
    Agent agrees with each of the Guarantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Guarantor, unless an Event of Default has occurred and is

                                                                              22

    continuing, or, after giving effect to any such investment and withdrawal rights would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Collateral
    Agent is the securities intermediary.

         (d) Electronic Chattel Paper and Transferable Records. If any Guarantor
    at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the
    Federal Electronic Signatures in Global and National Commerce Act, or in
    Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction evidencing an amount in excess of $1,000,000, such
    Guarantor shall promptly notify the Collateral Agent thereof and shall maintain, in form and manner reasonably satisfactory to the Collateral
    Agent, records of its electronic chattel paper or its "transferable records"
    and its books, records and documents evidencing or pertaining thereto.

         (e) Letter-of-credit Rights. If any Guarantor is at any time a beneficiary under a letter of credit with a face amount in excess of
    $2,000,000, now or hereafter issued in favor of such Guarantor, such
    Guarantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Guarantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the
    Collateral Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable
    Guarantor unless an Event of Default has occurred or is continuing.

         (f) Commercial Tort Claims. If any Guarantor shall at any time hold or acquire a commercial tort claim in an amount reasonably estimated to exceed
    $500,000, the Guarantor shall promptly notify the Collateral Agent thereof in writing signed by such Guarantor and including a summary description of such claim and grant to the Collateral Agent, for the ratable benefit of the
    Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

         SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright
Collateral. (a) Each Guarantor agrees that it will not, do any act or omit do to any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent that is material to the conduct of such Guarantor's business, as determined in such
Guarantor's reasonable business judgment, may become invalidated or dedicated to the public, and agrees that it shall take all commercially reasonable steps with respect to any products covered by a Patent as necessary and sufficient to establish and preserve its rights under applicable patent laws.

                                                                              23

         (b) Each Guarantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such
Guarantor's business, as determined in such Guarantor's reasonable business judgment, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

         (c) Each Guarantor (either itself or through its licensees or sublicensees) will, for each work covered by a material Copyright, as determined in such Guarantor's reasonable business judgment, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its rights under applicable copyright laws.

         (d) Each Guarantor shall notify the Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or
any court or similar office of any country) regarding such Guarantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

         (e) In no event shall any Guarantor, either itself or through any agent, employee, licensee or designee, file an application with respect to any
Patent, Trademark or Copyright with the United States Patent and Trademark
Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Guarantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

         (f) Each Guarantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and
Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application
(as determined in such Guarantor's reasonable business judgment) relating to the
Patents, Trademarks and/or registered Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and registered Copyrights that is material to the conduct of any Guarantor's business (as determined in such Guarantor's reasonable business judgment),

                                                                              24

including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancelation proceedings against third parties.

         (g) In the event that any Guarantor has reason to believe that any
Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Guarantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Guarantor promptly shall notify the Collateral Agent and shall, if consistent with such Guarantor's good business judgment, promptly take commercially reasonable actions, including suing for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution (and take any actions required by applicable law prior to instituting such suit), and take such other actions as are appropriate under the circumstances to protect such
Article 9 Collateral.

         (h) Upon and during the continuance of an Event of Default, each
Guarantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark
License to effect the assignment of all such Guarantor's right, title and interest thereunder to the Collateral Agent or its designee.

                                    ARTICLE V

                                    Remedies

         SECTION 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Guarantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the
Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9
Collateral consisting of Intellectual Property, on demand, to cause the Security
Interest to become an assignment, transfer and conveyance of any of or all such
Article 9 Collateral by the applicable Guarantors to the Collateral Agent, for the ratable benefit of the Secured Parties, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the
Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each
Guarantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker's board or on any securities

                                                                              25

exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Guarantor, and each Guarantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Guarantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         The Collateral Agent shall give the applicable Guarantors 10 days'
written notice (which each Guarantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of
Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale.
At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the
Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent and the other Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Guarantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Guarantor as a credit against the purchase price, and such Secured
Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Guarantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to

                                                                              26

carry out such sale pursuant to such agreement and no Guarantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the
Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in
Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

         Notwithstanding any other provision of this Agreement, none of the rights and remedies granted to the Collateral Agent herein in respect of any
Pledged NSULC Stock (other than the grant of the security interest) shall be exercisable or otherwise vest in the Collateral Agent or any other Secured Party hereunder and the applicable Guarantor shall remain the legal and beneficial owner of the Pledged NSULC Stock and shall retain all of the incidents of such ownership until (i) an Event of Default has occurred and (ii) the Collateral
Agent has given notice to the applicable Guarantor of such Event of Default and its intention to exercise such rights and remedies in respect of such Pledged
NSULC Stock. Nothing herein shall be construed to subject the Collateral Agent or any other Secured Party hereunder to liability as a member or owner of shares of a Nova Scotia unlimited liability company.

         The Collateral Agent agrees, for itself and on behalf of the Lenders, and for the third-party benefit of the Agent and the Purchasers under (and as defined in) the Receivables Purchase Agreement, dated as of November 30, 2004
(as amended otherwise modified, the "Receivables Purchase Agreement") among the
Borrower, as Servicer, Affinia Receivables Company LLC, Park Avenue Receivables
Company LLC, and JPMorgan Chase Bank, N.A., as Agent, that it will not exercise any remedies under this Agreement against any equity interests of Affinia
Receivables Company LLC, until all Capital and Yield under (and as defined in)
the Receivables Purchase Agreement have been paid in full.

         SECTION 5.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash, as follows:

         FIRST, to the payment of all costs and expenses incurred by the
    Collateral Agent or the Administrative Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other
    Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan
    Document on behalf of any Guarantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                                                                              27

         SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

         THIRD, to the Guarantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have sole and absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this
Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

         SECTION 5.03. Grant of License to Use Intellectual Property. For the
purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Guarantor hereby grants to the
Collateral Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Guarantors) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Guarantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, provided that the
Guarantor shall be required to provide a sublicense pursuant to this Section
5.03 only to the extent it has the right to sublicense such Intellectual
Property. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Guarantors notwithstanding any subsequent cure of an
Event of Default.

         SECTION 5.04. Securities Act. In view of the position of the Guarantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect in any jurisdiction being called the "Federal Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. Each
Guarantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the
Collateral Agent were to attempt to dispose of all or any part of the Pledged
Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same.
Similarly, there may be other legal restrictions or limitations affecting the
Collateral Agent in any

                                                                              28

attempt to dispose of all or part of the Pledged Collateral under applicable
Blue Sky or other state securities laws or similar laws in any jurisdiction analogous in purpose or effect. Each Guarantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each
Guarantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Guarantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged
Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section
5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

         SECTION 5.05. Registration. Each Guarantor agrees that, upon the occurrence and during the continuance of an Event of Default, if for any reason the Collateral Agent desires to sell any of the Pledged Collateral at a public sale, it will, at any time and from time to time, upon the written request of the Collateral Agent, use its best efforts to take or to cause the issuer of such Pledged Collateral to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged
Collateral. Each Guarantor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Collateral Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading provided that the foregoing indemnity shall not apply to any indemnified person to the extent that any loss, liability, expense or claim suffered by such indemnified person was caused by any untrue statement or omission based upon information furnished in writing to such Guarantor or the issuer of such Pledged Collateral by the Collateral Agent or any other Secured
Party expressly for use therein. Each Guarantor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Collateral to qualify, file or register, any

                                                                              29

of the Pledged Collateral under federal, Blue Sky or other securities laws of such states or other jurisdictions as may be reasonably requested by the
Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Guarantor will bear all costs and expenses of carrying out its obligations under this Section 5.05. Each Guarantor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 5.05 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 5.05 may be specifically enforced.

                                   ARTICLE VI

                    Indemnity, Subrogation and Subordination

         SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law
(but subject to Section 6.03), the Borrower agrees that (a) in the event a payment of any Obligation shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part any Obligation owed to any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair value of the assets so sold.

         SECTION 6.02. Contribution and Subrogation. Each Guarantor (a
"Contributing Party") agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any
Obligation or assets of any other Guarantor shall be sold pursuant to any
Security Document to satisfy any Obligation owed to any Secured Party and such other Guarantor (the "Claiming Party") shall not have been fully indemnified by the Borrower as provided in Section 6.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.14, the date of the supplement hereto executed and delivered by such Guarantor). Any
Contributing Party making any payment to a Claiming Party pursuant to this
Section 6.02 shall be subrogated to the rights of such Claiming Party under
Section 6.01 to the extent of such payment.

         SECTION 6.03. Subordination. (a) Notwithstanding any provision of this
Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and
6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of the
Borrower or any Guarantor to make the payments required by Sections 6.01 and
6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of

                                                                              30

any Guarantor with respect to any Obligation, and each Guarantor shall remain liable for the full amount of the Obligations of such Guarantor.

         (b) Each Guarantor and Guarantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Guarantor or any other
Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations.

                                   ARTICLE VII

                                  Miscellaneous

         SECTION 7.01. Notices. All communications and notices hereunder shall
(except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Loan Party shall be given to it in care of the
Borrower as provided in Section 9.01 of the Credit Agreement.

         SECTION 7.02. Waivers; Amendment. (a) No failure or delay by any
Secured Party in exercising any right or power hereunder or under any other Loan
Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.
No waiver of any provision of this Agreement or consent to any departure by any
Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any
Default, regardless of whether any Secured Party may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

         SECTION 7.03. Collateral Agent's Fees and Expenses; Indemnification.
(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.03 of the Credit Agreement.

         (b) Without limitation of its indemnification obligations under the other Loan Documents, each Guarantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 9.03 of the Credit Agreement)

                                                                              31

against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

         (c) Any such amounts payable as provided hereunder shall be additional
Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.03 shall be payable on written demand therefor.

         SECTION 7.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns and shall inure to the benefit of the other
Secured Parties and their respective successors and assigns.

         SECTION 7.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any
Lender or on its behalf and notwithstanding that the Administrative Agent, the
Collateral Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

         SECTION 7.06. Counterparts; Effectiveness; Several Agreement. This
Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an

                                                                              32

executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This
Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the
Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Administrative Agent, the
Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest in this Agreement or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This
Agreement shall be construed as a separate agreement with respect to each Loan
Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

         SECTION 7.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 7.08. Right of Set-Off. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any
Loan Party against any of and all the obligations of such Loan Party now or hereafter existing under this agreement owed to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this
Section 7.08 are in addition to other rights and remedies (including other rights of set-off) which such Lender may have.

         SECTION 7.09. Governing Law; Jurisdiction; Consent to Service of
Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

         (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the
Supreme Court of the State of New York sitting in New York County and of the
United States District Court of the Southern District of New York, and any
appellate court from any thereof, in

                                                                              33

any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Collateral Agent, the Issuing Bank or any Lender
may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Guarantor, or its properties in the courts of any jurisdiction.

         (c) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other
Loan Document in any court referred to in paragraph (b) of this Section 7.09.
Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this
Agreement or any other Loan Document will affect the right of any party to this
Agreement to serve process in any other manner permitted by law.

         SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO
THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL
BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR
RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH
PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY
OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD
NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B)
ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER
INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND
CERTIFICATIONS IN THIS SECTION 7.10.

         SECTION 7.11. Headings. Article and Section headings and the Table of
Contents used in this Agreement are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         SECTION 7.12. Security Interest Absolute. All rights of the Collateral
Agent hereunder, the Security Interest, the grant of a security interest in the
Pledged

                                                                              34

Collateral and all obligations of each Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the
Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan
Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any
Guarantor in respect of the Obligations or this Agreement.

         SECTION 7.13. Termination or Release. (a) This Agreement and the
Guarantees made in this Agreement shall terminate and the Security Interest and all other security interests granted hereby shall be released automatically when all the Loan Document Obligations have been indefeasibly paid in full and the
Lenders have no further commitment to lend under the Credit Agreement, the LC
Exposure has been reduced to zero and the Issuing Bank has no further obligations to issue Letters of Credit under the Credit Agreement.

         (b) A Subsidiary Loan Party shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such
Subsidiary Loan Party shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such
Subsidiary Loan Party ceases to be a Subsidiary of the Borrower; provided that the Required Lenders shall have consented to such transaction (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

         (c) Upon any sale or other transfer by any Guarantor of any Collateral that is permitted under the Credit Agreement, or upon the effectiveness of any written consent to the release of the security interest granted hereby in any
Collateral pursuant to Section 9.02 of the Credit Agreement, the security interest in such Collateral shall be automatically released.

         (d) In connection with any termination or release pursuant to paragraph
(a), (b) or (c) of this Section 7.13, the Collateral Agent shall execute and deliver to any Guarantor, at such Guarantor's expense, all documents that such
Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.13 shall be without recourse to or warranty by the Collateral Agent.

         SECTION 7.14. Additional Subsidiaries. Upon execution and delivery by the Collateral Agent and any Subsidiary that is required to become a party hereto pursuant to Section 5.12 of the Credit Agreement of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Subsidiary Loan Party hereunder with the same force and effect as if originally named as a Subsidiary
Loan Party herein. The

                                                                              35

execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

         SECTION 7.15. Collateral Agent Appointed Attorney-in-Fact. Each
Guarantor hereby appoints the Collateral Agent the attorney-in-fact of such
Guarantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default with notice to the relevant
Guarantor (provided that failure to provide such notice shall not invalidate any actions taken by the Collateral Agent pursuant to this Section 7.15), with full power of substitution either in the Collateral Agent's name or in the name of such Guarantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the
Collateral; (c) to sign the name of any Guarantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts
Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Guarantor to notify,
Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the
Collateral for all purposes; provided that nothing in this Agreement shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The
Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them in this Agreement, and neither they nor their officers, directors, employees or agents shall be responsible to any Guarantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

                                                                              36

         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above written.

                                 AFFINIA GROUP INTERMEDIATE
                                 HOLDINGS INC.,
                                      by
                                         /s/ Thomas H. Madden
                                         ---------------------------------------
                                         Name:  Thomas H. Madden
                                         Title: Chief Financial Officer and
                                                Treasurer

                                 AFFINIA GROUP INC.,
                                      by
                                         /s/ Thomas H. Madden
                                         ---------------------------------------
                                         Name:  Thomas H. Madden
                                         Title: Chief Financial Officer and
                                                Treasurer

                                 AAG ACQUISITION CORP.,
                                      by
                                         /s/ Thomas H. Madden
                                         ---------------------------------------
                                         Name:  Thomas H. Madden
                                         Title: Vice President and Assistant
                                                Treasurer

                                 AAG GP ACQUISITION CORP.,
                                      by
                                         /s/ Thomas H. Madden
                                         ---------------------------------------
                                         Name:  Thomas H. Madden
                                         Title: Treasurer

                                 AAG OFFSHORE ACQUISITION CORP.,
                                      by
                                         /s/ Thomas H. Madden
                                         ---------------------------------------
                                         Name:  Thomas H. Madden
                                         Title: Treasurer

             [SIGNATURE PAGE TO GUARANTEE AND COLLATERAL AGREEMENT]

                                                                              37

                                 AUTO PARTS ACQUISITION LLC,
                                      by
                                         /s/ Thomas H. Madden
                                         ---------------------------------------
                                         Name:  Thomas H. Madden
                                         Title: Vice President and Assistant
                                         Treasurer

                                 AUTOMOTIVE BRAKE COMPANY INC.,
                                      by
                                         /s/ Thomas H. Madden
                                         ---------------------------------------
                                         Name:  Thomas H. Madden
                                         Title: Vice President and Assistant
                                         Treasurer

                                 BRAKE PARTS INC.,
                                      by
                                         /s/ Thomas H. Madden
                                         ---------------------------------------
                                         Name:  Thomas H. Madden
                                         Title: Vice President and Assistant
                                         Treasurer

                                 IROQUOIS TOOL SYSTEMS, INC.,
                                      by
                                         /s/ Thomas H. Madden
                                         ---------------------------------------
                                         Name:  Thomas H. Madden
                                         Title: Vice President and Assistant
                                         Treasurer

                                 KRIZMAN INTERNATIONAL, INC.,
                                      by
                                         /s/ Thomas H. Madden
                                         ---------------------------------------
                                         Name:  Thomas H. Madden
                                         Title: Vice President and Assistant
                                         Treasurer

                                                                              38

                                 WIX FILTRATION CORP.,
                                      by
                                            /s/ Thomas H. Madden
                                            ------------------------------------
                                            Name:  Thomas H. Madden
                                            Title: Vice President and Assistant
                                            Treasurer

                                 WIX FILTRATION MEDIA SPECIALISTS, INC.,
                                      by
                                            /s/ Thomas H. Madden
                                            ------------------------------------
                                            Name:  Thomas H. Madden
                                            Title: Vice President and Assistant
                                            Treasurer

             [SIGNATURE PAGE TO GUARANTEE AND COLLATERAL AGREEMENT]

                                                                              39

                                 JPMORGAN CHASE BANK, N.A., AS
                                 COLLATERAL AGENT,
                                      by
                                         /s/ Robert Anastasio
                                         ---------------------------------------
                                         Name:  Robert Anastasio
                                         Title: Vice President

             [SIGNATURE PAGE TO GUARANTEE AND COLLATERAL AGREEMENT]

                                                                   Schedule I to
                                                               the Guarantee and
                                                            Collateral Agreement

                             SUBSIDIARY LOAN PARTIES

                                                                  Schedule II to
                                                               the Guarantee and
                                                            Collateral Agreement

                                EQUITY INTERESTS



                                                                     Number and
                            Number of           Registered            Class of            Percentage
Issuer                     Certificate             Owner           Equity Interest    of Equity Interests
------                     -----------             -----           ---------------    -------------------



                                 DEBT SECURITIES



                                   Principal
Issuer                               Amount                 Date of Note              Maturity Date
------                               ------                 ------------              -------------



                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                  U.S. COPYRIGHTS OWNED BY [NAME OR GUARANTOR]

[Make a separate page of Schedule III for each Guarantor and state if no copyrights are owned. List in numerical order by Registration No.]

                          U.S. Copyright Registrations



Title                            Reg. No.                            Author
-----                            --------                            ------



              Pending U.S. Copyright Applications for Registration


Title                          Author                   Class              Date Filed
-----                          ------                   -----              ----------



                        Non-U.S. Copyright Registrations

[List in alphabetical order by country/numerical order by Registration No.
within each country]



Country                     Title                 Reg. No.                   Author
-------                     -----                 --------                   ------



            Non-U.S. Pending Copyright Applications for Registration

[List in alphabetical order by country.]



Country                    Title                   Author             Class        Date Filed
-------                    -----                   ------             -----        ----------



                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                                    LICENSES

[Make a separate page of Schedule III for each Guarantor, and state if any
Guarantor is not a party to a license/sublicense.]

I. Licenses/Sublicensees of [Name of Guarantor] as Licensor on Date Hereof

                                  A. Copyrights

[List U.S. copyrights in numerical order by Registration No. List non-U.S.
copyrights by country in alphabetical order with Registration Nos. within each country in numerical order.]

                                 U.S. Copyrights



                                             Title of
Licensee Name       Date of License/            U.S.
 and Address           Sublicense            Copyright               Author             Reg. No.
 -----------           ----------            ---------               ------             --------



                               Non-U.S. Copyrights


                                          Date of            Title of
                    Licensee Name         License/           Non-U.S.
Country              and Address        Sublicensee         Copyrights           Author        Reg. No.
-------              -----------        -----------         ----------           ------        --------



                                   B. Patents

[List U.S. patent nos. and U.S. patent application nos. in numerical order. List
non-U.S. patent nos. and non-U.S. application in alphabetical order by country, with numbers within each country in numerical order.]

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                                  U.S. Patents



Licensee Name                 Date of License/
 and Address                     Sublicense               Issue Date            Patent No.
 -----------                     ----------               ----------            ----------



                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                            U.S. Patent Applications



Licensee Name                 Date of License/
 and Address                     Sublicense               Date Filed         Application No.
 -----------                     ----------               ----------         ---------------



                                Non-U.S. Patents


                     Licensee Name           Date of License/         Issue          Non-U.S.
Country               and Address               Sublicense            Date          Patent No.
-------               -----------               ----------            ----          ----------



                          Non-U.S. Patent Applications


                     Licensee Name          Date of License/        Date          Application
Country               and Address              Sublicense          Filed              No.
-------               -----------              ----------          -----              ---



                                  C. Trademarks

[List U.S. trademark nos. and U.S. trademark application nos. in numerical order. List non-U.S. trademark nos. and non-U.S. application nos. with trademark nos. within each country in numerical order.]

                                 U.S. Trademarks



Licensee Name            Date of License/
 and Address                Sublicense               U.S. Mark         Reg. Date       Reg. No.
 -----------                ----------               ---------         ---------       --------



                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                           U.S. Trademark Applications



Licensee Name            Date of License/                                             Application
 and Address                Sublicense               U.S. Mark         Date Filed         No.
 -----------                ----------               ---------         ----------         ---



                              Non-U.S. Trademarks


                Licensee Name      Date of License/        Non-U.S.
Country          and Address          Sublicense             Mark          Reg. Date       Reg. No.
-------          -----------          ----------             ----          ---------       --------



                         Non-U.S. Trademark Applications


                Licensee Name     Date of License/       Non-U.S.           Date         Application
Country          and Address         Sublicense            Mark             Filed            No.
-------          -----------         ----------            ----             -----            ---



                                    D. Others



Licensee Name                     Date of License/                        Subject
 and Address                         Sublicense                           Matter
 -----------                         ----------                           ------



                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

II. Licensees/Sublicenses of [Name of Guarantor] as Licensee on Date Hereof

                                  A. Copyrights

[List U.S. copyrights in numerical order by Registration No. List non-U.S.
copyrights by country in alphabetical order, with Registration Nos. within each country in numerical order.]

                                 U.S. Copyrights



Licensor Name and     Date of License/          Title of
     Address             Sublicense          U.S. Copyright            Author              Reg. No.
     -------             ----------          --------------            ------              --------


                               Non-U.S. Copyrights



                                      Date of           Title of
                Licensor Name        License/           Non-U.S.
Country          and Address        Sublicensee        Copyrights           Author        Reg. No.
-------          -----------        -----------        ----------           ------        --------



                                   B. Patents

[List U.S. patent nos. and U.S. patent application nos. in numerical order. List
non-U.S. patent nos. and non-U.S. application nos. in alphabetical order by country with patent nos. within each country in numerical order.]

                                  U.S. Patents



                                  Date of
Licensor Name                     License/
 and Address                     Sublicense               Issue Date            Patent No.
 -----------                     ----------               ----------            ----------



                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                            U.S. Patent Applications



Licensor Name                 Date of License/
 and Address                     Sublicense               Date Filed         Application No.
 -----------                     ----------               ----------         ---------------



                                Non-U.S. Patents



                     Licensor Name           Date of License/         Issue          Non-U.S.
Country               and Address               Sublicense            Date          Patent No.
-------               -----------               ----------            ----          ----------



                          Non-U.S. Patent Applications



                     Licensor Name           Date of License/         Date          Application
Country               and Address               Sublicense            Filed             No.
-------               -----------               ----------            -----             ---



                                  C. Trademarks

[List U.S. trademark nos. and U.S. trademark application nos. in numerical order. List non-U.S. trademark nos. and non-U.S. application nos. with trademark nos. within each country in numerical order.]

                                 U.S. Trademarks



Licensor Name            Date of License/
 and Address                Sublicense              U.S. Mark         Reg. Date        Reg. No.
 -----------                ----------              ---------         ---------        --------



                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                           U.S. Trademark Applications



Licensor Name            Date of License/                                Date         Application
 and Address                Sublicense              U.S. Mark           Filed             No.
 -----------                ----------              ---------           -----             ---



                               Non-U.S. Trademarks



                Licensor Name      Date of License/       Non-U.S.
Country          and Address          Sublicense            Mark           Reg. Date       Reg. No.
-------          -----------          ----------            ----           ---------       --------



                         Non-U.S. Trademark Applications



                Licensor Name     Date of License/       Non-U.S.          Date         Application
Country          and Address         Sublicense            Mark           Filed             No.
-------          -----------         ----------            ----           -----             ---



                                    D. Others



                                              Date of License/
Licensor Name and Address                       Sublicense                       Subject Matter
-------------------------                       ----------                       --------------



                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

                      PATENTS OWNED BY [NAME OF GUARANTOR]

[Make a separate page of Schedule III for each Guarantor and state if no patents are owned. List in numerical order by Patent No./Patent Application No.]

                            U.S. Patent Registrations



          Patent Numbers                                    Issue Date
          --------------                                    ----------



                            U.S. Patent Applications



Patent Application No.                                     Filing Date
----------------------                                     -----------



                          Non-U.S. Patent Registrations

[List in alphabetical order by country/numerical order by Patent No. within each country]



Country                           Issue Date                         Patent No.
-------                           ----------                         ----------



                          Non-U.S. Patent Registrations

[List in alphabetical order by country/numerical order by Application No. within each country]



Country                        Filing Date                    Patent Application No.
-------                        -----------                    ----------------------



                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement

               TRADEMARK/TRADE NAMES OWNED BY [NAME OF GUARANTOR]

[Make a separate page of Schedule III for each Guarantor and state if no trademarks/trade names are owned. List in numerical order by trademark registration/application no.]

                          U.S. Trademark Registrations



Mark                              Reg. Date                         Reg. No.
----                              ---------                         --------



                           U.S. Trademark Applications



Mark                             Filing Date                     Application No.
----                             -----------                     ---------------



                          State Trademark Registrations

[List in alphabetical order by state/numerical order by trademark no. within each state]



State                       Mark                  Filing Date            Application No.
-----                       ----                  -----------            ---------------



                        Non-U.S. Trademark Registrations

(a) [List in alphabetical order by country/numerical order by trademark no.
within each country]



Country                        Mark                   Reg. Date                Reg. No.
-------                        ----                   ---------                --------

                                                                 Schedule III to
                                                               the Guarantee and
                                                            Collateral Agreement



                         Non-U.S. Trademark Applications

[List in alphabetical order by country/numerical order by application no.]



Country                    Mark                Application Date            Application No.
-------                    ----                ----------------            ---------------



                                   Trade Names



                Country(s) Where Used                  Trade Names
                ---------------------                  -----------



                                                                  Schedule IV to
                                                               the Guarantee and
                                                            Collateral Agreement

                             INSURANCE REQUIREMENTS

         (a) Intermediate Holdings and the Borrower will, and will cause each
Subsidiary Loan Party to, maintain (or cause to be maintained on its behalf), with financially sound and reputable insurance companies:

         (i) fire, boiler and machinery, and extended coverage insurance, on a replacement cost basis, with respect to all personal property and improvements to real property (in each case constituting Collateral), in such amounts as are customarily maintained by companies in the same or similar business operating in the same or similar locations;

         (ii) commercial general liability insurance against claims for bodily injury, death or property damage occurring upon, about or in connection with the use of any properties owned, occupied or controlled by it, providing coverage on an occurrence basis with a combined single limit of not less than $[ ] and including the broad form CGL endorsement;

         (iii) business interruption insurance, insuring against loss of gross earnings for a period of not less than 12 months arising from any risks or occurrences required to be covered by insurance pursuant to clause (i)
    above; and

         (iv) such other insurance as may be required by law.

Deductibles or self-insured retention shall not exceed $[ ] for fire, boiler and machinery and extended coverage policies, $[ ] for commercial general liability policies or [ ] days for business interruption policies.

         (b) Fire, boiler and machinery and extended coverage policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a lenders' loss payable clause in favor of the Collateral Agent and providing for losses thereunder to be payable to the Collateral Agent or its designee, (ii) a provision to the effect that neither any Loan Party, the
Collateral Agent nor any other party shall be a coinsurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders. Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured.
Business interruption policies shall name the Collateral Agent as loss payee.
Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium except upon not less than 10 days' prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than 30 days' prior written notice thereof by the insurer to the Collateral
Agent. The Borrower shall deliver to the Collateral Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously

                                                                  Schedule IV to
                                                               the Guarantee and
                                                            Collateral Agreement

delivered to the Collateral Agent) together with evidence reasonably satisfactory to the Collateral Agent of payment of the premium therefor.

                                                                   Schedule V to
                                                               the Guarantee and
                                                            Collateral Agreement

                             COMMERCIAL TORT CLAIMS

                                                                  Schedule VI to
                                                               the Guarantee and
                                                            Collateral Agreement

                                DEPOSIT ACCOUNTS

                                                                 Schedule VII to
                                                               the Guarantee and
                                                            Collateral Agreement

             LIMITED LIABILITY COMPANY INTERESTS TO BE CERTIFICATED

                                                                Schedule VIII to
                                                               the Guarantee and
                                                            Collateral Agreement

                      ENFORCEABILITY OF SECURITY INTERESTS

                                                                Exhibit I to the
                                                                   Guarantee and
                                                            Collateral Agreement

                                    SUPPLEMENT NO. __ dated as of [ ], to the
                           Guarantee and Collateral Agreement dated as of
                           [November 30], 2004 among Affinia Group Intermediate
                           Holdings Inc., a Delaware corporation ("Intermediate
                           Holdings"), Affinia Group Inc., a Delaware
                           corporation (the "Borrower"), each subsidiary of the
                           Borrower listed on Schedule I thereto (each such
                           subsidiary individually a "Subsidiary Loan Party" and
                           collectively, the "Subsidiary Loan Parties"; the
                           Subsidiary Guarantors, Intermediate Holdings and the
                           Borrower are referred to collectively herein as the
                           "Guarantors") and JPMORGAN CHASE BANK, N.A., a New
                           York banking corporation ("JPMCB"), as Collateral
                           Agent (in such capacity, the "Collateral Agent").

         A. Reference is made to the Credit Agreement dated as of [ ], 2004 (as amended, supplemented or otherwise modified from time to time, the "Credit
Agreement"), among Intermediate Holdings, the Borrower, the Lenders from time to time party thereto and JPMCB, as Administrative Agent.

         B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the
Collateral Agreement referred to therein.

         C. The Guarantors have entered into the Collateral Agreement in order to induce the Lenders to make Loans and the Issuing Bank to issue Letters of
Credit. Section 7.14 of Collateral Agreement provides that additional
Subsidiaries of the Borrower may become Subsidiary Loan Parties under the
Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Subsidiary") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Loan Party under the Collateral Agreement in order to induce the Lenders to make additional Loans and the Issuing Bank to issue additional
Letters of Credit and as consideration for Loans previously made and Letters of
Credit previously issued.

         Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

         SECTION 1. In accordance with Section 7.14 of the Guarantee and
Collateral Agreement, the New Subsidiary by its signature below becomes a
Subsidiary Loan Party (and accordingly, becomes a Guarantor and a Guarantor),
Guarantor and Guarantor under the Collateral Agreement with the same force and effect as if originally named therein as a Subsidiary Loan Party and the New
Subsidiary hereby (a) agrees to all the terms and provisions of the Collateral
Agreement applicable to it as a Subsidiary Loan Party, Guarantor and Guarantor
thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor and Guarantor thereunder are

                                                                               2

true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the
Obligations (as defined in the Collateral Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary's right, title and interest in and to the Collateral (as defined in the Collateral Agreement) of the New
Subsidiary. Each reference to a "Guarantor" or "Guarantor" in the Collateral
Agreement shall be deemed to include the New Subsidiary. The Collateral
Agreement is hereby incorporated herein by reference.

         SECTION 2. The New Subsidiary represents and warrants to the Collateral
Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral
Agent shall have received a counterpart of this Supplement that bears the signature of the New Subsidiary and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

         SECTION 4. The New Subsidiary hereby represents and warrants that (a)
set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Article 9 Collateral of the New Subsidiary and a list of all Intellectual Property owned or licensed by the New Subsidiary (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged
Securities of the New Subsidiary and (c) set forth under its signature hereto, is the true and correct legal name of the New Subsidiary, its jurisdiction of formation, its organizational identification number and the location of its chief executive office.

         SECTION 5. Except as expressly supplemented hereby, the Collateral
Agreement shall remain in full force and effect.

         SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. In case any one or more of the provisions contained in this
Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or

                                                                               3

unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement.

         SECTION 9. The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

                  [REMAINDER OF PAGE INTENTIONALLY BLANK]

                                                                               4

                  IN WITNESS WHEREOF, the New Subsidiary and the Collateral
Agent have duly executed this Supplement to the Collateral Agreement as of the date first above written.

                                           [NAME OF NEW SUBSIDIARY],
                                                By

                                                  ------------------------------
                                                  Name:
                                                  Title:

                                                  Legal Name:
                                                  Jurisdiction of Formation:
                                                  Location of Chief Executive
                                                  office:
                                                  Organizational Identification
                                                  Number:

                                           JPMORGAN CHASE BANK, N.A.,
                                           AS COLLATERAL AGENT
                                                By

                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                                      Schedule I
                                                to the Supplement No. ___ to the
                                                                   Guarantee and
                                                            Collateral Agreement

                             LOCATION OF COLLATERAL

         Description                                           Location
         -----------                                           --------

                              INTELLECTUAL PROPERTY

                                                                     Schedule II
                                                to the Supplement No. ___ to the
                                                                   Guarantee and
                                                            Collateral Agreement

                    Pledged Securities of the New Subsidiary

                                EQUITY INTERESTS



                                                                     Number and
                            Number of           Registered            Class of            Percentage
Issuer                     Certificate             Owner          Equity Interests    of Equity Interests
------                     -----------             -----          ----------------    -------------------


                                 DEBT SECURITIES



                                   Principal
Issuer                               Amount                 Date of Note              Maturity Date
------                               ------                 ------------              -------------



                                                               Exhibit II to the
                                                                   Guarantee and
                                                            Collateral Agreement

                         FORM OF PERFECTION CERTIFICATE

         Reference is made to the Credit Agreement dated as of November 30, 2004
(as amended, supplemented or otherwise modified from time to time, the "Credit
Agreement"), among Affinia Group Intermediate Holdings Inc. ("Holdings"),
Affinia Group Inc. (the "Borrower"), the lenders from time to time party thereto
(the "Lenders"), JPMorgan Chase Bank, N.A. as Administrative Agent and
Collateral Agent for the Lenders (in such capacity, the "Administrative Agent"),
Goldman Sachs Credit Partners L.P. and Credit Suisse First Boston, as
Co-Syndication Agents and Deutsche Bank AG, Cayman Islands Branch and UBS
Securities LLC, as Co-Documentation Agents. Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or the
Guarantee and Collateral Agreement referred to therein, as applicable.

The undersigned, a Financial Officer and a Legal Officer, respectively, of the
Borrower, hereby certify to the Administrative Agent and each other Secured
Party as follows:

1. Names. (a) The exact legal name of each Loan Party, each First-Tier Foreign
Subsidiary(1) and each Selling Party(2), as such name appears in its respective certificate of incorporation or formation, is set forth on Schedule 1-Item 1(a):

(b) Set forth on Schedule 1-Item 1(b) is each other legal name each Loan Party and each Selling Party has had in the past five years, together with the date of the relevant change.

(c) Except as set forth in Schedule 1-Item 1(b) hereto, no Loan Party or Selling
Party has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization. If any such change has occurred, include in
Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

(d) Set forth on Schedule 1-Item 1(b) is a list of all other names (including trade names or similar appellations) used by each Loan Party, Selling Party or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

(e) Set forth on Schedule 1-Item 1(e) is the Organizational Identification
Number, if any, issued by the jurisdiction of incorporation or formation of each
Loan Party that is a registered organization.

--------
        (1) The term "First-Tier Foreign Subsidiary" shall mean each Foreign
Subsidiary that is a direct Subsidiary of Holdings or a direct Subsidiary of a
Domestic Subsidiary of Holdings (other than AAG Opco Acquisition LLC).

        (2) "Selling Party" shall mean Dana Corporation and each Domestic
Subsidiary of Dana Corporation transferring assets (other than customer contracts) pursuant to the Acquisition (such transferred assets, "Purchased
Assets").

                                                                               2

(f) Set forth on Schedule 1-Item 1(f) is the Federal Taxpayer Identification
Number of each Loan Party.

2. Current Locations. (a) The chief executive office of each Loan Party and each
Selling Party is located at the address set forth opposite its name on Schedule
I - Item 2(a).

(b) Set forth on Schedule I - Item 2(b) opposite the name of each Loan Party and each Selling Party are all locations where such Loan Party or Selling Party maintains any books or records relating to any Accounts Receivable or General
Intangibles (provided that, with respect to the Selling Parties, such Accounts
Receivable or General Intangibles constitute Purchased Assets).

(c) The jurisdiction of organization or formation of each Loan Party and each
Selling Party that is a registered organization is set forth opposite its name on Schedule I - Item 2(c).

(d) Set forth on Schedule I - Item 2(d) opposite the name of each Loan Party and each Selling Party are all the locations where such Loan Party or Selling Party maintains any Inventory or Equipment or other Collateral not identified above
(provided that, with respect to the Selling Parties, such Inventory and
Equipment constitute Purchased Assets).

(e) Set forth on Schedule I - Item 2(e) opposite the name of each Loan Party and each Selling Party are all the places of business of such Loan Party or Selling
Party not identified in paragraph (a), (b), (c) or (d) above (provided that, with respect to the Selling Parties, such places relate to the operation of the
Purchased Assets).

(f) Set forth on Schedule I - Item 2(f) is a list of all real property interests held by each Loan Party, whether owned or leased, the name of the Loan Party that owns or leases said property and with regard to owned real property and interests the insured building value (or if no building exists on such real estate, the fair market value) apportioned to each site. Also set forth on
Schedule I - Item 2(f) is a list of all real property interests held by any
Selling Party that constitute Purchased Assets, whether owned or leased, the name of the Selling Party that owns or leases said property and, the Loan Party that will be acquiring such real property interests, and with regard to owned real property interests the insured building value (or if no building exists on such real estate, the fair market value) apportioned to each site.

(g) Set forth on Schedule I - Item 2(g) opposite the name of each Loan Party are the names and addresses of all Persons other than such Loan Party that will have possession of any of the Collateral of such Loan Party after the Effective Date
(with each such Person that holds such Collateral or Purchased Assets, as applicable, subject to a Lien (including, but not limited to, warehousemen's, mechanics' and other statutory liens) indicated by an "*").

3. Unusual Transactions. All Accounts have been originated by the Loan Parties and the Selling Parties (to the extent constituting Purchased Assets) and all
Inventory has been

                                                                               3

acquired by the Loan Parties and the Selling Parties (to the extent constituting
Purchased Assets) in the ordinary course of business.

4. File Search Reports. File search reports have been obtained from each Uniform
Commercial Code filing office identified with respect to such Loan Party in
Section 2 hereof, and such search reports reflect no liens against any of the
Collateral other than those permitted under the Loan Documents.

5. UCC Filings. Financing statements in substantially the form of Schedule 5 hereto have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Loan Party is located and, to the extent any of the collateral is comprised of fixtures, timber to be cut or as extracted collateral from the wellhead or minehead, in the proper local jurisdiction, in each case as set forth with respect to such Loan Party in
Section 6 hereof. All filing fees and taxes payable in connection with the filings described in this Section 5 have been paid or will be paid promptly after the Closing Date.

6. Schedule of Personal Property Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the personal property filings described in Section 5 above (other than fixture filings), each filing and the filing office in which such filing is to be made. The filing and applicable county recorder's office in which each fixture filing is to be made is listed on
Schedule 10 hereto.

7. Stock Ownership and other Equity Interests. Attached hereto as Schedule 7 is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interests owned by Holdings and each subsidiary of Holdings and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests including each equity investment of Holdings, or any subsidiary of Holdings that represents 50% or less of the equity of the entity in which such investment was made.

8. Debt Instruments. Attached hereto as Schedule 8 is a true and correct list of all instruments, including any promissory notes and other evidences of indebtedness, held by Holdings and each subsidiary of Holdings that are required to be pledged under the Security Documents, including all intercompany notes between Holdings and each subsidiary of Holdings, and each subsidiary of
Holdings and each other such subsidiary of Holdings.

9. Advances. Attached hereto as Schedule 9 is (a) a true and correct list of all advances made by Holdings to any subsidiary of Holdings or made by any subsidiary of Holdings to Holdings or to any other subsidiary of Holdings (other than those identified on Schedule 8), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the
Administrative Agent under the Security Documents and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to
Holdings or any subsidiary of Holdings.

                                                                               4

10. Mortgage Filings. Attached hereto as Schedule 10 is a schedule setting forth, with respect to each property set forth in Section 2(f) hereof, (a) the exact name of the Person that owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Administrative Agent to obtain a perfected security interest therein.

11. Intellectual Property. Attached hereto as Schedule 11(A) in proper form for filing with the United States Patent and Trademark Office is a schedule setting forth all of each Loan Party's and each Selling Party's (to extent constituting
Purchased Assets) Patents, Patent Licenses, Trademarks and Trademark Licenses.
Attached hereto as Schedule 11(B) in proper form for filing with the United
States Copyright Office is a schedule setting forth all of each Loan Party's or
Selling Party's (to constituting Purchased Assets) Copyrights and Copyright
Licenses, including the name of the registered owner, the registration number and the expiration date of each Copyright owned by a Loan Party or Selling Party or the subject of any Copyright License. Each of Schedule 11(A) and Schedule
11(B) contain all the requested information for Patents, Trademarks and
Copyrights arising under the laws of the United States, any other country or any political subdivision thereof.

12. Commercial Tort Claims. Attached hereto as Schedule 12 is a true and correct list of each commercial tort claim in excess of $500,000 to be held by any Loan
Party, including a brief description thereof.

13. Deposit Accounts. Attached hereto as Schedule 13 is a true and correct list of deposit accounts maintained by each Loan Party, including the name and address of the depositary institution, the type of account, the account number and the account holder for each account.

14. Securities Accounts. Attached hereto as Schedule 14 is a true and correct list of securities accounts maintained by each Loan Party, including the name and address of the financial institution holding the security account (including a securities intermediary or commodity intermediary), the type of account and the account number.

                                                                               5

IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this
30th day of November.

                                          Affinia Group Inc.,

                                          by
                                             -----------------------------------
                                          Name:
                                          Title:

                                          by
                                             -----------------------------------
                                          Name:
                                          Title:

                   [SIGNATURE PAGE TO PERFECTION CERTIFICATE]